                                                                  EXHIBIT 10.114

                               SCHEDULE OF LTC LEASES
                 WHICH ARE SUBSTANTIALLY TO THE FORM OF LEASE
                  ATTACHED AS EXHIBIT 10.113 TO THE COMPANY'S
                    FORM 10-K FOR THE PERIOD ENDING 12/31/99



                                                                                                       ORIGINAL         ANNUAL
                                                                                                          LTC          MINIMUM
            LESSOR/LESSEE                      FACILITY LOCATION                LEASE TERM            INVESTMENT*       RENT
            -------------                      -----------------                ----------            -----------       ----
LTC Properties, Inc., Lessor                Ada, Pontotoc County,          December 27, 1996          $2,275,000      $168,525
Sterling House Corporation, Lessee          Oklahoma                       through December 31,
                                                                           2006

LTC Properties, Inc., Lessor                Arvada, Jefferson              August 15, 1997 through    $2,910,000      $312,000
Sterling House Corporation, Lessee          County, Colorado               December 31, 2008

LTC Properties, Inc. Lessor                 Blue Water Bay,                June 2, 1998 through       $2,720,000      $247,698
Sterling House Corporation, Lessee          Okaloosa County,               December 31, 2008
                                            Florida

LTC Properties, Inc., Lessor                Central, Pickens County,       July, 1998 through         $2,436,000      $257,000
Alternative Living Services, Inc., Lessee   South Carolina                 December 31, 2008

LTC Properties, Inc., Lessor                Durant, Bryan County,          April 21, 1997 through     $1,868,500      $190,587
Sterling House Corporation, Lessee          Colorado                       December 31, 2006

Coronado Corporation, Lessor                Dodge City, Ford               December 22, 1995          $1,750,000      $165,550
Sterling House Corporation, Lessee          County, Kansas                 through December 31,
                                                                           2005

LTC Properties, Inc., Lessor                Ft. Collins, Larimer           April, 1998 through        $2,815,000      $320,000
Sterling House Corporation, Lessee          County, Colorado               December 31, 2008

LTC Properties, Inc., Lessor                Ft. Meyers, Lee County,        March 30, 1998 through     $2,762,000      $251,944
Sterling House Corporation, Lessee          Florida                        December 31, 2008

LTC Properties, Inc., Lessor                Goldsboro, Wayne               December 3, 1998 through   $2,280,000      $261,900
Sterling House Corporation, Lessee          County, N.C.                   December 31, 2008


Coronado Corporation, Lessor                Great Bend, Barton County,     December 22, 1995          $1,650,000      $158,565
Sterling House Corporation, Lessee          Kansas                         through December 31,
                                                                           2005

LTC Properties, Inc., Lessor                Greeley, Weld County,          July 31, 1997 through      $2,600,000      $269,800
Sterling House Corporation, Lessee          Colorado                       December 31, 2008

LTC Properties, Inc., Lessor                Greenville, Cleveland          June 2, 1998 through       $2,397,000      $271,900
Sterling House Corporation, Lessee          County, N.C.                   December 31, 2008

LTC Properties, Inc., Lessor                Greenwood,                     May, 1998 through          $2,275,000      $286,200
Sterling House Corporation, Lessee          Greenwood County,              December 31, 2008
                                            South Carolina

LTC Properties, Inc., Lessor                Longmont, Boulder              April 3, 1998 through      $2,440,000      $259,700
Sterling House Corporation, Lessee          County, Colorado               December 31, 2008

LTC Properties, Inc., Lessor                Loveland, Larimer              September 5, 1997          $2,965,000      $325,250
Sterling House Corporation, Lessee          County, Colorado               through December 31,
                                                                           2008

Coronado Corporation, Lessor                McPherson, McPherson           December 22, 1995          $1,650,000      $156,090
Sterling House Corporation, Lessee          County, Kansas                 through December 31,
                                                                           2005

LTC Properties, Inc., Lessor                New Bern, Craven               November, 1998 through     $2,687,000      $265,700
Sterling House Corporation, Lessee          County, N.C.                   December 31, 2008

LTC Properties, Inc., Lessor                Rocky Mount, Nash              July, 1998 through         $2,322,000      $273,100
 Alternative Living Services, Inc., Lessee  County, Colorado               December 31, 2008



Coronado Corporation, Lessor                Salina, Saline County,         December 22, 1995          $1,650,000      $156,050
Sterling House Corporation, Lessee          Kansas                         through December 31,
                                                                           2005

Texas-LTC Limited Partnership, Lessor       San Antonio, Bexar             June 13, 1997 through      $2,155,000      $212,052
 Sterling House Corporation, Lessee         County, Texas                  December 31, 2006

Texas-LTC Limited Partnership, Lessor       San Antonio, Bexar             May 1, 1997 through April  $2,000,000      $201,200
 Sterling House Corporation, Lessee         County, Texas                  30, 2007

LTC Properties, Inc., Lessor                Shelby, Cleveland              April 23, 1998 through     $2,355,000      $277,595
Sterling House Corporation, Lessee          County, N.C.                   December 31, 2008

LTC Properties, Inc., Lessor                Springfield, Clark             August 8, 1997 through     $2,135,000      $238,900
Sterling House Corporation, Lessee          County, Ohio                   December 31, 2008

LTC Properties, Inc., Lessor                Springhill, Hernando           June 12, 1998 through      $2,720,000      $245,025
Sterling House Corporation, Lessee          County, Florida                December 31, 2008

LTC Properties, Inc., Lessor                Sumter, Sumter                 July, 1998 through         $2,262,000      $259,700
Alternative Living Services, Inc., Lessee   County, S.C.                   December 31, 2008

LTC Properties, Inc., Lessor                Tallahassee, Leon              April 23, 1998 through     $3,145,000      $282,893
Sterling House Corporation, Lessee          County, Florida                December 31, 2008

LTC Properties, Inc., Lessor                Tulsa, Tulsa County,           June 13, 1997 through      $2,495,000      $245,505
Sterling House Corporation, Lessee          Oklahoma                       December 31, 2006

Texas-LTC Properties Limited Partnership,   Tyler, Smith County,           December, 1996 through     $1,900,000      $188,000
Lessor                                      Texas                          December 31, 2006
Sterling House Corporation, Lessee



Texas-LTC Properties Limited Partnership,   Waco, McLennan                 June 13, 1997 through      $2,335,000      $229,764
Lessor                                      County, Texas                  December 31, 2006
Sterling House Corporation, Lessee

Texas-LTC Properties Limited Partnership,   Wautauga, Tarrant              August 29, 1997 through    $2,394,898      $217,718
Lessor                                      County, Texas                  December  31, 2008
Sterling House Corporation, Lessee
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